Capital Appreciation
                                     Income
                                   Tax-Exempt

                                  ANNUAL REPORT
                                 AUGUST 31, 1997

                                  GROWTH/VALUE
                                      FUND

                                AGGRESSIVE GROWTH
                                      FUND

                                INTERMEDIATE BOND
                                      FUND

                                  MONEY MARKET
                                      FUND

                                KENTUCKY TAX-FREE
                                      FUND
                             COUNTRYWIDE INVESTMENTS
                           312 Walnut St., 21st Floor
                           Cincinnati, Ohio 45202-4094
                      Nationwide: (Toll Free) 800-543-8721
                            Cincinnati: 513-629-2000

                              SHAREHOLDER SERVICES
                      Nationwide: (Toll Free) 800-543-0407
                              Cincinnati: 629-2050

                           INVESTMENT ADVISER/MANAGER
                          Countrywide Investments, Inc.
                           312 Walnut St., 21st Floor
                           Cincinnati, Ohio 45202-4094

                                BOARD OF TRUSTEES
                           Angelo R. Mozilo, Chairman
                          Robert H. Leshner, President
                             Donald L. Bogdon, M.D.
                                 John R. Delfino
                                H. Jerome Lerner
                               Oscar P. Robertson
                              John F. Seymour, Jr.
                                Sebastiano Sterpa

                                 TRANSFER AGENT
                         Countrywide Fund Services, Inc.
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354


                           INVESTMENT ADVISER/MANAGER
                          Countrywide Investments, Inc.
                           312 Walnut St., 21st Floor
                           Cincinnati, Ohio 45202-4094




           This report is authorized for distribution only when it is accompanied or preceded by a current prospectus.

LETTER FROM THE CHAIRMAN
===============================================================================

Dear Shareholders:

Welcome to the Countrywide Family. The recent acquisition of Trans Adviser Funds, Inc. by Countrywide Investments provides exciting opportunities for both Countrywide and fund shareholders.

Countrywide Home Loans is the nation's leading independent residential mortgage lender and servicer. Our loan servicing operation now serves more than 1.6 million homeowners. With over 400 offices, Countrywide employs over 6,500 individuals across the United States. In addition to first lien prime and subprime mortgages and home equity loans, a variety of other financial products and services augments our mortgage lending and servicing operations including insurance products, credit cards and investments.

Countrywide Investments adds a critical component to Countrywide's strategic business plan. While mortgage lending is Countrywide's core business, we believe a broader diversification of financial products and services will provide greater customer retention and enhanced customer service.

Countrywide Investments' experienced management team, reputation for excellence and strong customer relationships significantly enhance Countrywide's long-term commitment to being a leading provider of financial services.

In turn, Countrywide offers this excellent team an atmosphere of innovative technology, industry leadership and dynamic organization. It is a blending of talents and abilities that will position our expanded Countrywide Family for leadership into the twenty-first century.

In addition to the quality and performance you'll come to expect in meeting your investment needs, we think you will be pleased with the additional opportunities Countrywide offers. Again, welcome to the Countrywide Family.

Sincerely,


/s/Angelo R. Mozilo
Angelo R. Mozilo
Chairman

LETTER FROM THE PRESIDENT
===============================================================================

Dear Fellow Shareholders:

We are pleased to present the audited annual report for the year ended August 31, 1997.

After this report, financial results for the five funds will be included in various Countrywide Trust semi-annual and annual reports. The two equity funds, Growth/Value and Aggressive Growth, are now part of Countrywide Strategic Trust and its next semi-annual report will be September 30, 1997. The Intermediate Bond Fund and Money Market Fund are now part of Countrywide Investment Trust and its next annual report will be September 30, 1997. The Kentucky Tax-Free Fund is now part of the Countrywide Tax-Free Trust and its next semi-annual report will be December 31, 1997.

An exciting development on the investment front was the August passage of the federal budget agreement and sweeping tax legislation. This new legislation reduces capital gains tax rates for investors and broadens the market for Individual Retirement Accounts (IRAs). Many of these changes, including the expansion of traditional tax deductible IRAs and the introduction of the Roth IRA, will take effect January 1, 1998. Countrywide Investments is already moving forward with its plans to introduce new IRA products to benefit its shareholders.

U.S. financial markets performed very well in the past year primarily because inflation remained in check and economic growth was steady to strong. This favorable economic environment resulted in high employment levels and strong corporate profits, pushing the stock market higher. The strong economy also fueled a powerful flow of tax receipts, which dramatically cut federal government borrowing and reduced pressure on long-term interest rates. Financial markets also reacted favorably to the federal budget agreement.

Though inflation remained under control throughout most of the fiscal year, interest rates fluctuated because of market nervousness that strong economic growth would eventually result in higher inflation. The Federal Reserve Board took action to cool the economy when it raised short-term interest rates in March. The bond market viewed the Federal Reserve's action favorably as long-term interest rates declined four straight months. Despite an increase in August, rates ended the period at levels well below those of a year ago.

Wholesale inflation was negative for the twelve months ended August 31, 1997, and consumer inflation was just over 2% in the same period. Further, the economy appears to be moving on a more moderate track. We believe that economic growth will continue and that inflation will remain under control through the early part of 1998. A continuation of these trends would be favorable for both stocks and bonds.

Countrywide Investments remains committed to providing products and services that help investors meet their financial goals. Our success has been built on the confidence investors have extended to us. We thank you for your support and look forward to serving you in the future.

Sincerely,




/s/Robert H. LEshner
Robert H. Leshner
President

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================


The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not yet reflect the prospects for accelerated earnings/cash flow growth. For the fiscal year ended August 31, 1997, the Fund's total return (excluding the impact of applicable sales loads) was 47.11%, as compared to 40.65% for the Standard & Poor's 500 (S&P 500) Index.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes. For the fiscal year ended August 31, 1997, the Fund's total return (excluding the impact of applicable sales loads) was 49.09%, as compared to 39.54% for the NASDAQ Index.

The equity market was strong through the summer months with each Fund's primary sector concentrations, namely, healthcare, technology, energy and financial services, participating in the advance. In contrast to earlier in the year, the broader market has performed better than the popular averages due to the shift in focus away from larger capitalization stocks to the mid-to-small capitalization stocks. Our performance stayed with or outperformed the market averages because of our focus on investing in growth opportunities among companies of various sizes which are selling at value prices.

Our concentrated sectors each have distinct characteristics driving growth. Healthcare growth is bolstered by the aging population and productivity gains stemming from enlightened government reforms. Technology continues to alter fundamental production and service delivery systems that increase productivity significantly. Energy demand continues to grow faster than new found reserves and technology is making vast headway in finding and servicing new oil and gas reserves at costs never imagined even four or five years ago. Financial services continues to restructure itself with new technology-enabled systems and the gradual unfolding of regulatory freedoms that allow more competition and greater responsiveness to fulfilling consumer needs.

The above growth characteristics are compelling when viewed in the context of closely allied defensive characteristics. Healthcare demand is largely unaffected by economic cycles. Technology is a volatile sector, but a portion of this systematic risk is alleviated by our investment style, which imposes a discipline of buying three-to-five year anticipated growth at a risk-adjusted, discounted price-to-earnings multiple. Energy has historically been a defensive sector, especially during inflationary periods. Entrepreneurial financial services companies are expanding beyond traditional, artificially-imposed boundaries, and erecting growth and hedging elements that should dilute earnings damage from an extended upturn in interest rates.

We attempt to position the Growth/Value Fund to participate in the bull market and simultaneously limit the risk profile in such a way as to minimize relative market losses during downturns. The Aggressive Growth Fund also emphasizes buying growth at value, but the average capitalization size is much smaller than that of the Growth/Value Fund. The smaller, and usually younger, aggressive growth companies add somewhat to the risk/return profile of the Aggressive Growth Fund.

Consistent with past October market behavior, the opening weeks of the fourth quarter have been volatile, caused by near-term concerns over quarterly earnings reports in the technology sector and currency problems in Asia. In addition, energy has been clouded somewhat by the inventory buildup of home heating fuels together with some forecasts of a relatively mild winter. In spite of these very near-term observations, we continue to believe that our long-term holdings have ample fundamental support to warrant continued optimism in their respective sectors.

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
CHART:
COMPARISION OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
GROWTH/VALUE FUND AND THE STANDARD & POOR'S 500 INDEX

STANDARD & POOR'S 500 INDEX:                                        GROWTH/VALUE FUND:
                   MONTHLY                                                              MONTHLY
DATE                RETURN               BALANCE                    DATE                 RETURN                BALANCE
09/29/95                                      10,000                09/29/95                                        9,600
10/31/95               -0.61%                  9,939                10/31/95                -1.70%                  9,437
11/30/95                4.39%                 10,376                11/30/95                 6.21%                 10,022
12/31/95                1.93%                 10,576                12/31/95                 0.77%                 10,099
01/31/96                3.40%                 10,936                01/31/96                 3.61%                 10,464
02/29/96                0.93%                 11,037                02/29/96                 4.04%                 10,886
03/31/96                0.96%                 11,143                03/31/96                 0.97%                 10,992
04/30/96                1.47%                 11,307                04/30/96                 3.58%                 11,386
05/31/96                2.58%                 11,599                05/31/96                 0.76%                 11,472
06/30/96                0.38%                 11,643                06/30/96                -3.26%                 11,098
07/31/96               -4.42%                 11,129                07/31/96                -7.44%                 10,272
08/31/96                2.11%                 11,364                08/31/96                 4.49%                 10,733
09/30/96                5.63%                 12,003                09/30/96                 5.19%                 11,290
10/31/96                2.76%                 12,334                10/31/96                 2.47%                 11,568
11/30/96                7.56%                 13,267                11/30/96                 6.80%                 12,355
12/31/96               -1.98%                 13,004                12/31/96                -1.38%                 12,185
01/31/97                6.25%                 13,816                01/31/97                 8.06%                 13,167
02/28/97                0.78%                 13,925                02/28/97                -2.78%                 12,801
03/31/97               -4.11%                 13,352                03/31/97                -3.98%                 12,291
04/30/97                5.97%                 14,150                04/30/97                 2.90%                 12,647
05/31/97                6.09%                 15,011                05/31/97                 7.23%                 13,561
06/30/97                4.48%                 15,684                06/30/97                 6.46%                 14,437
07/31/97                7.96%                 16,932                07/31/97                 9.67%                 15,833
08/31/97               -5.60%                 15,983                08/31/97                -0.28%                 15,789


GROWTH/VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR      SINCE INCEPTION*
41.23%      26.95%

*Fund inception was September 29, 1995.
Past performance is not predictive of future performance.


CHART:
COMPARISION OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
AGGRESSIVE GROWTH FUND AND THE NASDAQ INDEX

NASDAQ INDEX                                                         AGGRESSIVE GROWTH FUND:
                          MONTHLY                                                              MONTHLY
DATE                      RETURN             BALANCE                 DATE                      RETURN               BALANCE
09/29/95                                     10,000                  09/29/95                                         9,600
10/31/95                  -1.03%              9,897                  10/31/95                  -5.30%                 9,091
11/30/95                   2.29%             10,124                  11/30/95                   5.91%                 9,629
12/31/95                  -0.59%             10,064                  12/31/95                  -0.80%                 9,552
01/31/96                   0.76%             10,141                  01/31/96                  -0.30%                 9,523
02/29/96                   3.86%             10,532                  02/29/96                   6.25%                10,118
03/31/96                   0.12%             10,545                  03/31/96                   2.85%                10,406
04/30/96                   8.12%             11,401                  04/30/96                  10.06%                11,453
05/31/96                   4.46%             11,910                  05/31/96                  -0.25%                11,424
06/30/96                  -4.68%             11,353                  06/30/96                  -5.80%                10,762
07/31/96                  -8.80%             10,354                  07/31/96                  -8.39%                 9,859
08/31/96                   5.66%             10,940                  08/31/96                   6.62%                10,512
09/30/96                   7.51%             11,761                  09/30/96                   4.47%                10,982
10/31/96                  -0.43%             11,711                  10/31/96                   0.00%                10,982
11/30/96                   5.84%             12,395                  11/30/96                   5.68%                11,606
12/31/96                  -0.10%             12,382                  12/31/96                   2.12%                11,853
01/31/97                   6.89%             13,236                  01/31/97                   6.74%                12,651
02/28/97                  -5.12%             12,558                  02/28/97                  -5.17%                11,997
03/31/97                  -6.65%             11,723                  03/31/97                  -5.05%                11,391
04/30/97                   3.25%             12,104                  04/30/97                   1.18%                11,525
05/31/97                  11.13%             13,452                  05/31/97                   8.93%                12,555
06/30/97                   3.04%             13,860                  06/30/97                   7.05%                13,440
07/31/97                  10.56%             15,323                  07/31/97                   9.23%                14,681
08/31/97                  -0.38%             15,265                  08/31/97                   6.75%                15,672


AGGRESSIVE GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR      SINCE INCEPTION*
43.12%      26.46%

*Fund inception was September 29, 1995.
Past performance is not predictive of future performance.

INTERMEDIATE BOND FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================


The Intermediate Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. For the fiscal year ended August 31, 1997, the Fund's total return (excluding the impact of applicable sales loads) was 9.48%, as compared to 8.44% for the Lehman Brothers Intermediate Government/Corporate Index.

The fixed-income market during the fiscal year was characterized by uncertainty. The yield on the benchmark 30-year Treasury bond vacillated in a broad, but well-defined, range between 6.35% and 7.20%. The Fund's strategy of purchasing higher coupon, callable corporate bonds was well-suited for the volatile, but essentially range-bound, interest rate environment. Performance was further enhanced by a slightly longer-than-average duration.

The Fund remains well-diversified with approximately 40% of assets invested in securities issued by government agencies, and 60% of assets invested among 34 different corporate issuers across a wide variety of industries. The Fund continues to focus primarily on higher yielding investment-grade corporate bonds with an overriding emphasis on the income component of total return.

CHART:

COMPARISION OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
INTERMEDIATE BOND FUND AND THE LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CORPORATE INDEX

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX                INTERMEDIATE BOND FUND:
                      MONTHLY                                                                   MONTHLY
DATE                  RETURN              BALANCE                      DATE                     RETURN               BALANCE
10/03/95                                  10,000                       10/03/95                                       9,800
10/31/95               1.11%              10,111                       10/31/95                  0.51%                9,850
11/30/95               1.31%              10,243                       11/30/95                  1.07%                9,955
12/31/95               1.05%              10,351                       12/31/95                  0.83%               10,038
01/31/96               0.86%              10,440                       01/31/96                  0.93%               10,131
02/29/96              -1.17%              10,318                       02/29/96                 -0.95%               10,035
03/31/96              -0.51%              10,265                       03/31/96                 -0.24%               10,011
04/30/96              -0.35%              10,229                       04/30/96                 -0.48%                9,963
05/31/96              -0.08%              10,221                       05/31/96                  0.17%                9,979
06/30/96               1.06%              10,329                       06/30/96                  1.20%               10,099
07/31/96               0.30%              10,360                       07/31/96                  0.23%               10,122
08/31/96               0.08%              10,369                       08/31/96                 -0.05%               10,117
09/30/96               1.39%              10,513                       09/30/96                  0.89%               10,208
10/31/96               1.77%              10,699                       10/31/96                  1.96%               10,408
11/30/96               1.32%              10,840                       11/30/96                  1.53%               10,567
12/31/96              -0.64%              10,771                       12/31/96                 -0.57%               10,507
01/31/97               0.39%              10,813                       01/31/97                  0.25%               10,533
02/28/97               0.19%              10,833                       02/28/97                  0.18%               10,551
03/31/97              -0.69%              10,759                       03/31/97                 -0.92%               10,454
04/30/97               1.18%              10,886                       04/30/97                  1.66%               10,628
05/31/97               0.83%              10,976                       05/31/97                  0.84%               10,717
06/30/97               0.91%              11,076                       06/30/97                  1.41%               10,869
07/31/97               2.03%              11,301                       07/31/97                  2.95%               11,189
08/31/97              -0.50%              11,244                       08/31/97                 -1.01%               11,076


INTERMEDIATE BOND FUND
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR      SINCE INCEPTION*
 7.29%       5.49%

*Fund inception was October 3, 1995.
Past performance is not predictive of future performance.

KENTUCKY TAX-FREE FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================


The Kentucky Tax-Free Fund seeks the highest level of interest income exempt from federal and Kentucky income taxes, consistent with protection of capital. The Fund invests primarily in high and medium-quality Kentucky municipal obligations. For the fiscal year ended August 31, 1997 the Fund's total return (excluding the impact of applicable sales loads) was 7.36%, as compared to 9.25% for the Lehman Brothers Municipal Index.

Municipal bonds generally tracked Treasury securities, underperforming early in the fiscal year, then outperforming during the latter part of the fiscal year. The Fund pursued an income-oriented strategy, purchasing premium bonds at attractive yields. While the strategy was an effective one for a mostly range-bound market, performance was hampered by a somewhat shorter-than-average duration. Due to uncertain cash flows in the Fund, a higher degree of liquidity was maintained which resulted in a lower duration.

Income will continue to be the primary focus of the Fund. The Fund's duration will be extended on market weakness in an effort to maximize income and to take advantage of the relative cheapness of municipals versus Treasuries.

CHART:
COMPARISION OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
KENTUCKY TAX-FREE FUND AND THE LEHMAN BROTHERS MUNICIPAL INDEX


LEHMAN BROTHERS MUNICIPAL INDEX                                   KENTUCKY TAX-FREE FUND:
                      MONTHLY                                                             MONTHLY
DATE                  RETURN              BALANCE                 DATE                    RETURN                 BALANCE
09/27/95                                  10,000                  09/27/95                                        9,600
10/31/95               1.45%              10,145                  10/31/95                 2.42%                  9,832
11/30/95               1.66%              10,313                  11/30/95                 1.90%                 10,019
12/31/95               0.96%              10,412                  12/31/95                 1.23%                 10,142
01/31/96               0.76%              10,492                  01/31/96                 0.65%                 10,208
02/29/96              -0.68%              10,420                  02/29/96                -0.73%                 10,133
03/31/96              -1.28%              10,287                  03/31/96                -1.20%                 10,011
04/30/96              -0.28%              10,258                  04/30/96                -0.17%                  9,994
05/31/96              -0.04%              10,254                  05/31/96                -0.01%                  9,992
06/30/96               1.09%              10,366                  06/30/96                -0.18%                  9,974
07/31/96               0.91%              10,460                  07/31/96                 1.66%                 10,140
08/31/96              -0.02%              10,458                  08/31/96                 0.17%                 10,157
09/30/96               1.40%              10,604                  09/30/96                 1.00%                 10,259
10/31/96               1.13%              10,724                  10/31/96                 0.94%                 10,355
11/30/96               1.83%              10,920                  11/30/96                 1.53%                 10,514
12/31/96              -0.42%              10,875                  12/31/96                -0.34%                 10,478
01/31/97               0.19%              10,895                  01/31/97                 0.26%                 10,505
02/28/97               0.92%              10,995                  02/28/97                 0.89%                 10,598
03/31/97              -1.33%              10,849                  03/31/97                -0.75%                 10,518
04/30/97               0.84%              10,940                  04/30/97                 0.53%                 10,574
05/31/97               1.50%              11,104                  05/31/97                 1.03%                 10,684
06/30/97               1.07%              11,223                  06/30/97                 0.72%                 10,761
07/31/97               2.77%              11,534                  07/31/97                 1.90%                 10,965
08/31/97              -0.94%              11,426                  08/31/97                -0.55%                 10,904



KENTUCKY TAX-FREE FUND
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR      SINCE INCEPTION*
 3.06%       4.58%

*Fund inception was September 27, 1995.
Past performance is not predictive of future performance.


STATEMENTS OF ASSETS AND LIABILITIES
August 31, 1997
===================================================================================================================================
                                                     GROWTH/   AGGRESSIVE   INTERMEDIATE      MONEY     KENTUCKY
                                                      VALUE      GROWTH         BOND         MARKET     TAX-FREE
                                                      FUND        FUND          FUND          FUND        FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost..........................  $19,842,469   $9,516,442   $14,884,587   $87,944,917   $8,083,127
                                                  ============  ==========   ===========   ===========  ===========
   At amortized cost............................  $19,842,469   $9,516,442   $14,884,587   $87,944,917   $7,981,883
                                                  ===========   ==========   ===========   ===========  ===========
   At value (Note 2)............................  $27,516,945  $14,230,179   $14,972,202   $87,944,917   $8,073,983
Investments in repurchase agreements (Note 2)...           --           --        54,931    23,258,658           --
Cash ...........................................           --        1,634         5,076            --      233,962
Interest and dividends receivable...............       16,876        3,510       208,558     1,550,396       96,611
Receivable from affiliate (Note 4)..............           --        1,680        13,019         5,215        2,857
Receivable for capital shares sold..............           --       16,425        22,991            --       41,000
Organization costs, net (Note 2)................       19,584       19,584        19,584        19,584       19,584
                                                  -----------   ----------   -----------   -----------  -----------
   TOTAL ASSETS.................................   27,553,405   14,273,012    15,296,361   112,778,770    8,467,997
                                                  -----------   ----------   -----------   -----------  -----------
LIABILITIES
Bank overdraft..................................        2,192           --            --     1,029,808           --
Dividends payable...............................           --           --        80,975       392,946       20,095
Payable for capital shares redeemed.............       14,751           --            --            --           --
Payable for securities purchased................      744,040      278,750        89,439    16,762,000           --
Other accrued expenses and liabilities..........       14,353       10,527        12,070        24,947       10,270
                                                  -----------   ----------   -----------   -----------  -----------
   TOTAL LIABILITIES ...........................      775,336      289,277       182,484    18,209,701       30,365
                                                  -----------   ----------   -----------   -----------  -----------
NET ASSETS .....................................  $26,778,069  $13,983,735   $15,113,877   $94,569,069   $8,437,632
                                                  ===========   ==========   ===========   ===========  ===========
Net assets consist of:
Paid-in capital.................................  $19,103,593   $9,626,476   $15,076,896   $94,571,137   $8,341,407
Undistributed net investment income.............           --           --            --           494           --
Accumulated net realized gains (losses)
     from security transactions.................           --     (356,478)      (50,634)       (2,562)       4,125
Net unrealized appreciation on investments......    7,674,476    4,713,737        87,615            --       92,100
                                                  -----------   ----------   -----------   -----------  -----------
Net assets......................................  $26,778,069  $13,983,735   $15,113,877   $94,569,069   $8,437,632
                                                  ===========   ==========   ===========   ===========  ===========
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) (Note 5).......................    1,684,685      858,688     1,511,122    94,571,137      822,742
                                                  ===========   ==========   ===========   ===========  ===========
Net asset value and redemption
    price per share (Note 2)....................    $   15.90    $   16.29    $   10.00       $   1.00  $     10.26
                                                  ===========   ==========   ===========   ===========  ===========

Maximum offering price per share (Note 2).......     $  16.56     $  16.97      $  10.20      $   1.00  $     10.69
                                                  ===========   ==========   ===========   ===========  ===========

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended August 31, 1997
===================================================================================================================================
                                                     GROWTH/   AGGRESSIVE INTERMEDIATE    MONEY     KENTUCKY
                                                      VALUE      GROWTH       BOND       MARKET     TAX-FREE
                                                      FUND        FUND        FUND        FUND        FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income..............................    $ 36,676    $ 19,827   $1,088,715 $5,391,779   $ 626,947
   Dividend  income.............................     153,095      14,849          --          --         --
                                                  ----------   ---------   ----------  ---------  -----------
     TOTAL INVESTMENT INCOME....................     189,771      34,676    1,088,715  5,391,779     626,947
                                                  ----------   ---------   ----------  ---------  -----------

EXPENSES
   Investment advisory fees (Note 4)............     206,612      94,159      60,906     188,896      47,946
   Shareholder service fees (Note 4)............      51,654      23,540      38,066     236,120      29,966
   Administration fees (Note 4).................      30,995      24,866      24,866     141,672      24,866
   Accounting services fees (Note 4)............      36,000      36,000      36,000      47,500      36,000
   Professional fees............................      25,081      24,383      23,729      40,144      25,286
   Transfer agent fees (Note 4).................      28,000      27,079      25,526      21,186      29,221
   Custodian fees...............................       5,121       3,192       8,129      26,184       2,150
   Amortization of organization costs (Note 2)..       6,351       6,351       6,351       6,351       6,351
   Reports to shareholders......................       2,885       1,282       2,323      13,943       2,199
   Pricing expense..............................       2,916       2,115       2,683         439       6,443
   Insurance expense............................       1,619         686       1,332       7,834       1,367
   Trustees' fees and expenses..................       1,646         734       1,271       7,663       1,193
   Registration fees............................       2,666       2,522       1,957       2,984         238
   Other expenses...............................       2,849         723       1,500       6,771       1,623
                                                  ----------   ---------   ----------   ---------  -----------
     TOTAL EXPENSES.............................     404,395     247,632     234,639     747,687     214,849
   Fees waived and/or expenses
     reimbursed (Note 4)........................          --    ( 64,077)   (104,530)  ( 130,362)   (112,585)
                                                  ----------   ---------   ----------   ---------  -----------
     NET EXPENSES...............................     404,395     183,555     130,109     617,325     102,264
                                                  ----------   ---------   ----------   ---------  -----------
NET INVESTMENT INCOME (LOSS) ...................    (214,624)  ( 148,879)    958,606   4,774,454     524,683
                                                  ----------   ---------   ----------   ---------  -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
   Net realized gains (losses) from security
     transactions...............................     894,909    (356,478)     14,511     ( 2,536)      6,913
   Net change in unrealized
     appreciation/depreciation on investments..    7,431,395   4,653,168     420,446          --     351,842
                                                  ----------   ---------   ----------   ---------  -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS ..............................   8,326,304   4,296,690     434,957     ( 2,536)    358,755
                                                  ----------   ---------   ----------   ---------  -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....  $8,111,680  $4,147,811  $1,393,563  $4,771,918     $883,438
                                                  ==========   =========   ==========   =========  ===========

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended August 31, 1997 and 1996
===================================================================================================================================
                                                     GROWTH/   AGGRESSIVE   INTERMEDIATE      MONEY       KENTUCKY
                                                      VALUE      GROWTH         BOND         MARKET       TAX-FREE
                                                      FUND        FUND          FUND          FUND           END
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:  SEPTEMBER 1, 1995 (A)  ............    $     --    $     --      $     --      $     --       $    --
                                                  ----------   ---------     ----------   -----------    -----------
FROM OPERATIONS:
   Net investment income (loss).................    ( 50,747)   ( 39,525)      601,786      2,473,468        714,832
   Net realized gains (losses) from
     security transactions......................      89,352      43,284      ( 15,393)         2,494        ( 2,788)
   Net change in unrealized
     appreciation/depreciation on investments...     243,081      60,569     ( 332,831)            --      ( 259,742)
                                                  ----------   ---------     ----------   -----------    -----------
Net increase in net assets from operations......     281,686      64,328       253,562      2,475,962        452,302
                                                  ----------   ---------     ----------   -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........          --          --     ( 601,786)    (2,473,468)     ( 828,883)
                                                  ----------   ---------     ----------   -----------    ------------
Decrease in net assets from distributions
   to shareholders..............................          --          --     ( 601,786)    (2,473,468)     ( 828,883)
                                                   ----------   ---------     ----------   -----------    -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
   Proceeds from shares sold....................  15,471,301   7,269,024     14,919,014   446,620,681     28,751,437
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders...............................          --          --         13,886        84,304        559,139
   Payments for shares redeemed.................    (645,322)  ( 783,438)    (1,227,784) (370,344,632)   (13,093,506)
                                                  ----------   ---------     ----------   -----------    -----------
Net increase in net assets from capital
share transactions..............................  14,825,979   6,485,586     13,705,116    76,360,353     16,217,070
                                                  ----------   ---------     ----------   -----------    -----------
NET ASSETS:  AUGUST 31, 1996 ...................  15,107,665   6,549,914     13,356,892    76,362,847     15,840,489
                                                  ----------   ---------     ----------   -----------    -----------
FROM OPERATIONS:
   Net investment income (loss).................    (214,624)  ( 148,879)       958,606     4,774,454        524,683
   Net realized gains (losses) from
     security transactions......................     894,909   ( 356,478)        14,511       ( 2,536)         6,913
   Net change in unrealized
     appreciation/depreciation on investments...   7,431,395   4,653,168        420,446            --        351,842
                                                  ----------   ---------     ----------   -----------    -----------
Net increase in net assets from operations......   8,111,680   4,147,811      1,393,563     4,771,918        883,438
                                                  ----------   ---------     ----------   -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........          --          --      ( 958,606)  ( 4,773,960)      ( 524,683)
   Distributions in excess of net investment
     income (Note 2)............................          --          --             --            --       ( 100,598)
   Distributions from net realized gains........    (888,542)    (16,180)      ( 49,752)      ( 2,520)            --
                                                  ----------   ---------     ----------   -----------    -----------
Decrease in net assets from distributions
   to shareholders..............................   ( 888,542)    (16,180)    (1,008,358)   (4,776,480)     ( 625,281)
                                                  ----------   ---------     ----------   -----------    -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
   Proceeds from shares sold....................   9,367,824   5,211,479      5,244,400   570,122,610      1,302,552
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders............................     260,810       4,532         19,314       424,478       303,297
   Payments for shares redeemed.................  (5,181,368) (1,913,821)    (3,891,934) (552,336,304)   (9,266,863)
                                                  ----------   ---------     ----------   -----------    -----------
Net increase (decrease) in net assets from
    capital share transaction...................   4,447,266   3,302,190      1,371,780    18,210,784    ( 7,661,014)
                                                  ----------   ---------     ----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........  11,670,404   7,433,821      1,756,985    18,206,222    ( 7,402,857)
                                                  ----------   ---------     ----------   -----------    -----------
NET ASSETS:  AUGUST 31, 1997 ................... $26,778,069 $13,983,735    $15,113,877   $94,569,069     $8,437,632
                                                  ==========   =========     ==========   ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME ............    $     --    $     --       $     --      $    494        $    --
                                                  ==========   =========     ==========   ===========    ===========

(A)  Date of commencement of operations.........   Sept. 29,   Sept. 29,         Oct. 3,     Sept. 29,      Sept. 27,
                                                       1995        1995            1995          1995           1995
See accompanying notes to financial statements.


GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================================================
                                                                                  Year             Period
                                                                                  Ended             Ended
                                                                               August 31,        August 31,
                                                                                  1997            1996 (A)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $       11.18     $       10.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment loss...................................................           ( 0.13 )          ( 0.06)(B)
   Net realized and unrealized gains on investments......................             5.39              1.24
                                                                             --------------   ---------------
Total from investment operations.........................................             5.26              1.18
                                                                             --------------   ---------------
Less distributions:
   Distributions from net realized gains.................................           ( 0.54 )            --
                                                                             --------------   ---------------
Total distributions......................................................           ( 0.54 )            --
                                                                             --------------   ---------------
Net asset value at end of period.........................................    $       15.90     $       11.18
                                                                             ==============   ===============
Total return (C) ........................................................           47.11%            11.80%
                                                                             ==============   ===============
Net assets at end of period (000's)......................................    $      26,778     $      15,108
                                                                             ==============   ===============
Ratio of expenses to average net assets (D) .............................            1.95%             1.95% (E)
Ratio of net investment loss to average net assets.......................          ( 1.03% )         ( 0.62%)(E)
Portfolio turnover rate..................................................              52%               21%
Average commission rate per share........................................    $      0.0554     $      0.0700
-----------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales loads.
(D) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assts would have been 2.83%(E) for the period ended August 31, 1996.
(E) Annualized.

See accompanying notes to financial statements.


AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================================================
                                                                                  Year             Period
                                                                                  Ended             Ended
                                                                               August 31,        August 31,
                                                                                  1997            1996 (A)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $       10.95     $       10.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment loss...................................................           ( 0.17 )          ( 0.11)(B)
   Net realized and unrealized gains on investments......................             5.54              1.06
                                                                             --------------   ---------------
Total from investment operations.........................................             5.37              0.95
                                                                             --------------   ---------------
Less distributions:
   Distributions from net realized gains.................................           ( 0.03 )            --
                                                                             --------------   ---------------
Total distributions......................................................           ( 0.03 )            --
                                                                             --------------   ---------------
Net asset value at end of period.........................................    $       16.29     $       10.95
                                                                             ==============   ===============
Total return (C) ........................................................           49.09%             9.50%
                                                                             ==============   ===============
Net assets at end of period (000's)......................................    $      13,984     $       6,550
                                                                             ==============   ===============
Ratio of expenses to average net assets (D) .............................            1.94%             1.95% (E)
Ratio of net investment loss to average net assets.......................          ( 1.57% )         ( 1.26%)(E)
Portfolio turnover rate..................................................              51%               16%
Average commission rate per share........................................    $      0.0534     $      0.0800
-----------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales loads.
(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.62% and 5.05%(E) for the periods ended August 31, 1997 and 1996, respectively (Note 4).
(E) Annualized.

See accompanying notes to financial statements.


INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================================================
                                                                                  Year             Period
                                                                                  Ended             Ended
                                                                               August 31,        August 31,
                                                                                  1997            1996 (A)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $        9.75     $       10.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment income.................................................             0.62              0.57(B)
   Net realized and unrealized gains (losses) on investments.............             0.28            ( 0.25)
                                                                             --------------   ---------------
Total from investment operations.........................................             0.90              0.32
                                                                             --------------   ---------------
Less distributions:
   Dividends from net investment income..................................           ( 0.62 )          ( 0.57)
   Distributions from net realized gains.................................           ( 0.03 )            --
                                                                             --------------   ---------------
Total distributions......................................................           ( 0.65 )          ( 0.57)
                                                                             --------------   ---------------
Net asset value at end of period.........................................    $       10.00     $        9.75
                                                                             ==============   ===============
Total return (C) ........................................................            9.48%             3.23%
                                                                             ==============   ===============
Net assets at end of period (000's)......................................    $      15,114     $      13,357
                                                                             ==============   ===============
Ratio of expenses to average net assets (D) .............................            0.85%             0.68%(E)
Ratio of net investment income to average net assets.....................            6.26%             6.31%(E)
Portfolio turnover rate..................................................              41%               12%
-----------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (October 3, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales loads.
(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.53% and 2.04%(E) for the periods ended August 31, 1997 and 1996, respectively (Note 4).
(E) Annualized.

See accompanying notes to financial statements.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================================================
                                                                                  Year             Period
                                                                                  Ended             Ended
                                                                               August 31,        August 31,
                                                                                  1997            1996 (A)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $        1.00     $        1.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment income.................................................            0.050            0.046 (B)
                                                                             --------------   ---------------
Total from investment operations.........................................            0.050             0.046
                                                                             --------------   ---------------
Less distributions:
   Dividends from net investment income..................................          ( 0.050 )         ( 0.046)
                                                                             --------------   ---------------
Total distributions......................................................          ( 0.050 )         ( 0.046)
                                                                             --------------   ---------------
Net asset value at end of period.........................................    $        1.00     $        1.00
                                                                             ==============   ===============
Total return.............................................................            5.14%             4.70%
                                                                             ==============   ===============
Net assets at end of period (000's)......................................    $      94,569     $      76,363
                                                                             ==============   ===============
Ratio of expenses to average net assets(C) ..............................            0.65%             0.65%(D)
Ratio of net investment income to average net assets.....................            5.03%             4.94%(D)
-----------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 0.79% and 0.99%(D) for the periods ended August 31, 1997 and 1996, respectively (Note 4).
(D) Annualized.

See accompanying notes to financial statements.

KENTUCKY TAX-FREE FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                 Per Share Data For a Share Outstanding Throughout Each Period
===================================================================================================================================
                                                                                  Year             Period
                                                                                  Ended             Ended
                                                                               August 31,        August 31,
                                                                                  1997            1996 (A)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $       10.06     $       10.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment income.................................................             0.44              0.51(B)
   Net realized and unrealized gains on investments......................             0.28              0.06
                                                                             --------------   ---------------
Total from investment operations.........................................             0.72              0.57
                                                                             --------------   ---------------
Less distributions:
   Dividends from net investment income..................................           ( 0.44 )          ( 0.51)
   Distributions in excess of net investment income......................           ( 0.08 )              --
                                                                             --------------   ---------------
Total distributions......................................................           ( 0.52 )          ( 0.51)
                                                                             --------------   ---------------
Net asset value at end of period.........................................    $       10.26     $       10.06
                                                                             ==============   ===============
Total return (C) ........................................................            7.36%             5.80%
                                                                             ==============   ===============
Net assets at end of period (000's)......................................    $       8,438     $      15,840
                                                                             ==============   ===============
Ratio of expenses to average net assets (D) .............................            0.85%             0.82%
Ratio of net investment income to average net assets.....................            4.35%             5.30%(E)
Portfolio turnover rate..................................................               0%              145%
-----------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (September 27, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales loads.
(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.78% and 1.65%(E) for the periods ended August 31, 1997 and 1996, respectively (Note 4).
(E) Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
August 31, 1997
===============================================================================
1.  Organization
The Growth/Value Fund and Aggressive Growth Fund are each a non-diversified series of Countrywide Strategic Trust. The Intermediate Bond Fund and Money Market Fund are, respectively, a non-diversified and diversified series of Countrywide Investment Trust. The Kentucky Tax-Free Fund is a non-diversified series of Countrywide Tax-Free Trust. Each Trust was established as a Massachusetts business trust registered under the Investment Company Act of 1940. Countrywide Strategic Trust was organized on November 18, 1982 and currently offers five series of shares. Countrywide Investment Trust was organized on December 7, 1980 and currently offers seven series of shares. Countrywide Tax-Free Trust was organized on April 13, 1981 and currently offers seven series of shares. The Growth/Value Fund, the Aggressive Growth Fund, the Intermediate Bond Fund, the Money Market Fund and the Kentucky Tax-Free Fund (individually, a Fund and, collectively, the Funds) were originally organized as series of Trans Adviser Funds, Inc. (Note 7).

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not reflect the prospect for accelerating earnings/cash flow growth. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Investments will largely be made in companies of greater than $750 million capitalization. The Fund commenced investment operations on September 29, 1995.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds, options and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Many of these companies are in the small to medium-sized category (companies with market capitalizations of less than $750 million at the time of purchase). The Fund commenced investment operations on September 29, 1995.

The Intermediate Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. The Fund commenced investment operations on October 3, 1995.

The Money Market Fund seeks high current income, consistent with liquidity and stability of principal. The Fund invests primarily in high-quality U.S. dollar-denominated money market instruments. The Fund commenced investment operations on September 29, 1995.

The Kentucky Tax-Free Fund seeks the highest level of interest income exempt from federal and Kentucky income taxes, consistent with protection of capital. The Fund invests primarily in high and medium-quality Kentucky municipal obligations. The Fund commenced investment operations on September 27, 1995.

2.  Significant Accounting Policies
The following is a summary of the Funds' significant accounting policies:

Security valuation -- Money Market Fund securities are valued on an amortized cost basis which approximates market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method of valuation is expected to enable the Fund to maintain a constant net asset value per share. Securities held by the Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund and Kentucky Tax-Free Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The current maximum offering price per share of the Growth/Value Fund, Aggressive Growth Fund and Kentucky Tax-Free Fund is equal to net asset value per share plus a sales load equal to 4.17% of net asset value (or 4% of the offering price) while the current maximum offering price per share of the Intermediate Bond Fund is equal to net asset value per share plus a sales load equal to 2.04% of net asset value (or 2% of the offering price). The offering price of the Money Market Fund is equal to the net asset value per share. The redemption price per share of each Fund is equal to the net asset value per share.

Prior to August 30, 1997, the maximum offering price per share of the Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund and Kentucky Tax-Free Fund was equal to net asset value per share plus a sales load equal to 4.71% of net asset value (or 4.5% of the offering price).

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. The Kentucky Tax-Free Fund amortizes premium on fixed income investments to the maturity (or first call) date using the yield-to-maturity method. In all other Funds, if a fixed income investment is purchased at a premium, the premium is not amortized. If a fixed income investment is purchased at a discount (other than original issue discount), the discount is not accreted. Original issue discount on fixed income investments is accreted daily using the yield-to-maturity method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Growth/Value Fund and Aggressive Growth Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of the Intermediate Bond Fund, Money Market Fund and Kentucky Tax-Free Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Organization costs -- Costs incurred by the Funds in connection with their organization and registration of shares, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments (excluding repurchase agreements) as of August 31, 1997:


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Growth/      Aggressive     Intermediate     Kentucky
                                                       Value         Growth           Bond         Tax-Free
                                                       Fund           Fund            Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation..................   $  7,854,770    $  4,821,978    $   144,820    $    95,250
Gross unrealized depreciation..................      ( 180,294)      ( 108,241)     ( 104,962 )      ( 3,150)
                                                  ------------   --------------  -------------  --------------
Net unrealized appreciation....................   $  7,674,476    $  4,713,737    $    39,858    $    92,100
                                                  ============   ==============  =============  ==============
Federal income tax cost........................   $ 19,842,469     $ 9,516,442    $14,932,344    $  7,981,883
                                                  ============   ==============  =============  ==============
-----------------------------------------------------------------------------------------------------------------------------------

For the Intermediate Bond Fund, the difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

As of August 31, 1997, the Aggressive Growth Fund and the Money Market Fund had capital loss carryforwards for federal income tax purposes of $154,085 and $1,955, respectively. In addition, the Aggressive Growth Fund, Intermediate Bond Fund, Money Market Fund and Kentucky Tax-Free Fund elected to defer until each Fund's subsequent tax year $202,393, $2,877, $607 and $39,798, respectively, of capital losses incurred after October 31, 1996. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distribution to shareholders.

Reclassification of capital accounts -- For the year ended August 31, 1997, the Growth/Value Fund and Aggressive Growth Fund had net investment losses of $214,624 and $148,879, respectively. With respect to the Growth/Value Fund, $50,796 of the net investment loss was used to offset net short-term capital gains and has been reclassified to accumulated net realized gains (losses) from security transactions on the Statements of Assets and Liabilities, and $163,828 has been reclassified to paid-in capital. With respect to the Aggressive Growth Fund, the $148,879 net investment loss has been reclassified to paid-in capital on the Statements of Assets and Liabilities. For the year ended August 31, 1997, the Kentucky Tax-Free Fund had distributions in excess of net investment income of $100,598 which have been reclassified to paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

3.  Investment Transactions
Investment transactions (excluding short-term investments) were as follows for the year ended August 31, 1997:


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Growth/      Aggressive     Intermediate     Kentucky
                                                       Value         Growth           Bond         Tax-Free
                                                       Fund           Fund            Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------------
Purchases of investment securities.............   $  14,977,055    $  8,126,232   $  8,677,924   $    --
                                                  =============   ==============  =============  ==============
Proceeds from sales and maturities of
   investment securities.......................   $  10,393,908    $  4,667,425   $  5,738,950   $   7,587,516
                                                  =============   ==============  =============  ==============
-----------------------------------------------------------------------------------------------------------------------------------

4.  Transactions with Affiliates
The Chairman and the President of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust are also officers of Countrywide Financial Services, Inc., whose subsidiaries include Countrywide Investments, Inc. (the Adviser), the Funds' investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Funds' transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

INVESTMENT ADVISER
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. The Growth/Value Fund and Aggressive Growth Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million. The Intermediate Bond Fund and Money Market Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its respective average daily net assets up to $50 million; 0.45% of such net assets from $50 million to $150 million; 0.40% of such net assets from $150 million to $250 million; and 0.375% of such net assets in excess of $250 million. The Kentucky Tax-Free Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its respective average daily net assets up to $100 million; 0.45% of such net assets from $100 million to $200 million; 0.40% of such net assets from $200 million to $300 million; and 0.375% of such net assets in excess of $300 million.

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by the Adviser to manage the investments of the Growth/Value Fund and the Aggressive Growth Fund. The Adviser (not the Funds) pays Mastrapasqua a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.60% of each Fund's respective average daily net assets up to $50 million; 0.50% of such net assets from $50 million to $100 million; 0.40% of such net assets from $100 million to $200 million; and 0.35% of such net assets in excess of $200 million.

Prior to August 30, 1997, the investment adviser of the Funds was Trans Financial Bank, N.A. (the Predecessor Adviser). The Predecessor Adviser received a monthly advisory fee at an annual rate of 1.00% of average daily net assets for each of the Growth/Value Fund and Aggressive Growth Fund, 0.40% of average daily net assets for each of the Intermediate Bond Fund and the Kentucky Tax-Free Fund and 0.20% of average daily net assets for the Money Market Fund. Pursuant to a Sub-Advisory Agreement between the Predecessor Adviser and Mastrapasqua, the Predecessor Adviser delegated certain of its advisory responsibilities to Mastrapasqua. The Predecessor Adviser (not the Funds) paid Mastrapasqua a fee, calculated daily and paid monthly, at the annual rate of 0.50% on the first $100 million of the combined average daily net assets of the Growth/Value Fund and Aggressive Growth Fund plus 0.25% of such combined net assets in excess of $100 million; and 0.03% of the average daily net assets of each of the Intermediate Bond Fund, Money Market Fund and Kentucky Tax-Free Fund. The Predecessor Adviser was a significant shareholder of record of each Fund as of August 31, 1997.

In order to voluntarily reduce operating expenses during the year ended August 31, 1997, the Predecessor Adviser waived $64,077 of its investment advisory fees for the Aggressive Growth Fund; waived its entire advisory fee of $60,906 and reimbursed other operating expenses of $43,624 for the Intermediate Bond Fund; waived $130,362 of its investment advisory fees for the Money Market Fund; and waived its entire advisory fee of $47,946 and reimbursed other operating expenses of $64,639 for the Kentucky Tax-Free Fund.

The Adviser has agreed, until at least August 31, 1999, to waive fees and reimburse expenses to the extent necessary to limit total operating expenses of the Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund, Money Market Fund and Kentucky Tax-Free Fund to 1.95%, 1.95%, 0.95%, 0.80% and 0.82%, respectively, of each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICES
CFS serves as the transfer agent, dividend paying agent and shareholder service agent for each Fund. CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from each of the Growth/Value Fund and Aggressive Growth Fund, $21 per shareholder account from each of the Intermediate Bond Fund and Kentucky Tax-Free Fund and $25 per shareholder account from the Money Market Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

Prior to August 30, 1997, Forum Financial Corp. (FFC) served as the Funds' transfer agent and dividend disbursing agent and, for these services, received an annual fee from each Fund of $12,000 plus $25 per shareholder account. In addition, FFC was reimbursed by the Funds for out-of-pocket expenses incurred in providing transfer agent services. Forum Financial Services, Inc. (Forum) acted as distributor of each Fund's shares prior to August 30, 1997. Pursuant to a shareholder servicing plan adopted by each Fund, Forum received a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each Fund.

ADMINISTRATION
CFS provides non-investment related administrative and compliance services for each Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. The Adviser (not the Funds) pays CFS for these services.

Prior to August 30, 1997, Forum Administrative Services, LLC supervised the administration of all aspects of each Fund's operations and received a fee from each Fund at an annual rate of 0.15% of the average daily net assets of such Fund, subject to a $25,000 minimum annual fee.

ACCOUNTING SERVICES
CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $2,500 from each of the Growth/Value Fund and Aggressive Growth Fund, $2,750 from the Intermediate Bond Fund, $3,000 from the Money Market Fund and $3,250 from the Kentucky Tax-Free Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of portfolio securities.

Prior to August 30, 1997, FFC performed portfolio accounting services for the Funds and received an annual fee from each Fund of $36,000 plus certain surcharges based on specified assets levels and the number and types of portfolio transactions within each Fund.

5.  Capital Share Transactions
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods ended August 31, 1997 and 1996:


-----------------------------------------------------------------------------------------------------------------------------------
                                                         Growth/       Aggressive     Intermediate      Money        Kentucky
                                                          Value          Growth           Bond         Market        Tax-Free
                                                          Fund            Fund            Fund          Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding: September 1, 1995 (1) ......               --             --              --             --              --
                                                       ----------      ---------      ----------      ---------     -----------
Shares sold.....................................        1,408,416        668,440       1,491,710    446,620,681       2,814,888
Shares issued in reinvestment of distributions
     to shareholders............................               --            --            1,404         84,304          57,538
Shares redeemed.................................         ( 57,598)     ( 70,133)       ( 122,796)  (370,344,632)     (1,297,814)
                                                       ----------      ---------      ----------      ---------     -----------
Shares outstanding: August 31, 1996.............        1,350,818        598,307       1,370,318     76,360,353       1,574,612
                                                       ----------      ---------      ----------      ---------     -----------
Shares sold.....................................          751,684        418,585         542,916    570,122,610         127,642
Shares issued in reinvestment of distributions
     to shareholders............................           16,584            376           1,951        424,478          29,744
Shares redeemed.................................        ( 434,401)     ( 158,580)      ( 404,063) ( 552,336,304)      ( 909,256)
                                                       ----------      ---------      ----------      ---------     -----------
Net increase (decrease) in shares outstanding...          333,867        260,381         140,804     18,210,784       ( 751,870)
                                                       ----------      ---------      ----------      ---------     -----------
Shares outstanding: August 31, 1997.............        1,684,685        858,688       1,511,122     94,571,137        822,742
                                                       ==========      =========      ==========      =========     ===========
(1) Date of commencement of operations..........    Sept. 29, 1995  Sept. 29, 1995   Oct. 3, 1995  Sept. 29, 1995  Sept. 27, 1995
-----------------------------------------------------------------------------------------------------------------------------------

6.  Concentrations of Credit Risk
As of August 31, 1997, the Kentucky Tax-Free Fund's investment securities were invested exclusively in debt obligations of issuers for which the interest is exempt from Kentucky income tax. The issuers' abilities to meet their obligations may be affected by Kentucky economic or political developments.

Classified by revenue source, concentrations of investment securities (representing 10% or more) for the Kentucky Tax-Free Fund as of August 31, 1997, were 29.7% leases, 24.3% education, 19.8% industrial development/pollution control and 18.4% transportation.

7.  Agreement and Plan of Reorganization
Each Fund was originally organized as a series of Trans Adviser Funds, Inc., an open-end management investment company incorporated under the laws of the State of Maryland. Trans Adviser Funds, Inc. consisted of five investment portfolios, the Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund, Money Market Fund and Kentucky Tax-Free Fund (the Predecessor Funds). The Predecessor Funds had investment objectives, policies and restrictions substantially identical to the Funds.

As of the close of business on August 29, 1997, pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, all assets and liabilities of each Predecessor Fund were transferred in exchange for capital shares of a corresponding series of Countrywide Strategic Trust, with respect to the Growth/Value Fund and Aggressive Growth Fund, Countrywide Investment Trust, with respect to the Intermediate Bond Fund and Money Market Fund, and Countrywide Tax-Free Trust, with respect to the Kentucky Tax-Free Fund. Each Predecessor Fund then distributed to its shareholders as a liquidating dividend all capital shares of the like Fund in exchange for and in cancellation of its capital shares. When the reorganization was completed, shareholders of each Fund owned the same proportional interest as they owned in the Predecessor Fund immediately before the reorganization, and each Fund owned the same portfolio of assets as the Predecessor Fund immediately before the reorganization.

The Agreement and Plan of Reorganization was approved at a special meeting of the Predecessor Funds' shareholders on August 14, 1997. The total number of shares of each Predecessor Fund voting in person or by proxy at the meeting represented 70.6% of the Growth/Value Fund's outstanding shares, 72.9% of the Aggressive Growth Fund's outstanding shares, 90.1% of the Intermediate Bond Fund's outstanding shares, 54.0% of the Money Market Fund's outstanding shares and 54.3% of the Kentucky Tax-Free Fund's outstanding shares. The results of the voting for or against the reorganization by each Fund was as follows:


-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Number of Shares
                                                    For                 Against                 Abstain
-----------------------------------------------------------------------------------------------------------------------------------
Growth/Value Fund                                 1,166,197                  209                   1,215
Aggressive Growth Fund                              615,269                  194                      66
Intermediate Bond Fund                            1,454,117                   --                      --
Money Market Fund                                57,549,931              236,463                 423,542
Kentucky Tax-Free Fund                              490,939                5,785                      --
-----------------------------------------------------------------------------------------------------------------------------------

For federal income tax purposes, the reorganization qualifies as a tax-free reorganization with no tax consequences to the Predecessor Funds, the Funds or their shareholders.

In connection with the reorganization, the fiscal year-end of each Fund, subsequent to August 31, 1997, has been changed to March 31 for the Growth/Value Fund and Aggressive Growth Fund, September 30 for the Intermediate Bond Fund and Money Market Fund, and June 30 for the Kentucky Tax-Free Fund.

GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
August 31, 1997
====================================================================================================================================
                                                                                                    Market
COMMON STOCK -- 101.6%                                                            Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 30.1%
Avnet, Inc...............................................................            7,500     $     518,906
Intel Corp...............................................................            4,000           368,500
International Business Machines Corp.....................................           14,000         1,412,250
Lam Research Corp.*......................................................           13,000           734,500
Novell, Inc.*............................................................           35,000           328,125
Novellus Systems, Inc.*..................................................            6,000           687,750
Oracle Corp.*............................................................           22,500           857,813
QLogic Corp.*............................................................           12,500           490,625
SCB Computer Technology, Inc.*...........................................           10,000           265,000
Sun Microsystems, Inc.*..................................................           20,000           960,000
Western Digital Corp.*...................................................           30,000         1,443,750
                                                                                              ---------------
     ....................................................................                      $   8,067,219
                                                                                              ---------------
HEALTH CARE -- 24.2%
American Home Products Corp..............................................            8,000     $     576,000
AmeriSource Health Corp. - Class A*......................................           10,000           500,625
Bard (C.R.), Inc.........................................................           10,000           345,000
Baxter International, Inc................................................           10,000           531,875
Beverly Enterprises, Inc.*...............................................           20,000           326,250
Bristol-Myers Squibb Co..................................................            8,000           608,000
HEALTHSOUTH Corp.*.......................................................            9,690           241,644
Health Management Associates, Inc. - Class A*............................            7,500           221,719
Manor Care, Inc..........................................................           15,000           463,125
Quorum Health Group, Inc.*...............................................            7,500           255,469
Schering-Plough Corp.....................................................           20,000           960,000
Sybron International Corp.*..............................................           15,000           599,062
Teva Pharmaceutical Industries, Ltd. - ADR...............................           10,000           523,750
Warner-Lambert Co........................................................            2,500           317,656
                                                                                              ---------------
     ....................................................................                      $   6,470,175
                                                                                              ---------------
FINANCIAL SERVICES -- 18.0%
Ace, Ltd.................................................................            7,500     $     623,438
American International Group, Inc........................................            6,000           566,250
Capital One Financial Corp...............................................           20,000           770,000
Centura Banks, Inc.......................................................           10,000           568,750
Chase Manhattan Corp.....................................................            7,500           833,906
Chubb Corp...............................................................            5,000           334,375
MBNA Corp................................................................           22,500           864,844
Penncorp Financial Group, Inc............................................            8,000           256,500
                                                                                              ---------------
     ....................................................................                      $   4,818,063
                                                                                              ---------------
ENERGY -- 15.7%
Baker Hughes, Inc........................................................           15,000     $     635,625
McDermott International, Inc.............................................           10,000           322,500
Nuevo Energy Co.*........................................................           12,000           609,750
Pride International, Inc.*...............................................           15,000           480,000
Schlumberger, Ltd........................................................           12,000           914,250
Seagull Energy Corp.*....................................................           10,000           244,375
Stone Energy Corp.*......................................................           10,000           305,000
The Williams Companies, Inc..............................................           15,000           698,438
                                                                                              ---------------
     ....................................................................                      $   4,209,938
                                                                                              ---------------


GROWTH/VALUE FUND (continued)
===================================================================================================================================
                                                                                                    Market
COMMON STOCK -- 101.6%                                                            Shares             Value
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL -- 6.8%
Carnival Corp. - Class A.................................................           12,500     $     547,656
Friedman's, Inc. - Class A*..............................................            6,000            99,750
OfficeMax, Inc.*.........................................................           10,000           148,125
Safeway, Inc.*...........................................................            7,500           382,031
Walgreen Co..............................................................            4,600           123,913
Wal-Mart Stores, Inc.....................................................           15,000           532,500
                                                                                              ---------------
     ....................................................................                      $   1,833,975
                                                                                              ---------------
LEISURE TIME -- 2.5%
Host Marriott Corp.*.....................................................           15,000     $     292,500
Promus Hotel Corp.*......................................................           10,000           388,125
                                                                                              ---------------
     ....................................................................                      $     680,625
                                                                                              ---------------
BEVERAGES -- 2.3%
PepsiCo, Inc.............................................................           17,000     $     612,000
                                                                                              ---------------

AEROSPACE -- 1.5%
United Technologies Corp.................................................            5,000     $     390,312
                                                                                              ---------------

TRANSPORTATION -- 0.5%
Heartland Express, Inc.*.................................................            5,000     $     123,750
                                                                                              ---------------

TOTAL COMMON STOCK (Cost $19,531,581)....................................                      $  27,206,057
                                                                                              ---------------

===================================================================================================================================
                                                                                  Face              Market
CASH EQUIVALENTS -- 1.2%                                                          Amount             Value
-----------------------------------------------------------------------------------------------------------------------------------
Forum Daily Assets Treasury Fund ........................................    $     310,888     $     310,888
                                                                             --------------   ---------------
TOTAL CASH EQUIVALENTS (Cost $310,888)  .................................    $     310,888     $     310,888
                                                                             ==============   ---------------

TOTAL INVESTMENTS AT VALUE-- 102.8% .....................................                      $  27,516,945

LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.8)% ..........................                          ( 738,876)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  26,778,069
                                                                                              ===============

* Non-income producing security.

See accompanying notes to financial statements.

AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
August 31, 1997
===================================================================================================================================
                                                                                                    Market
COMMON STOCK -- 98.2%                                                             Shares             Value
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 41.4%
Lam Research Corp.*......................................................           10,000     $     565,000
Novell, Inc.*............................................................           55,000           515,625
Novellus Systems, Inc.*..................................................            4,000           458,500
Oracle Corp.*............................................................           11,250           428,906
QLogic Corp.*............................................................           12,500           490,625
SCB Computer Technology, Inc.*...........................................           11,000           291,500
Semtech Corp.*...........................................................           12,000           709,500
SMART Modular Technologies, Inc.*........................................           15,000           885,000
Sun Microsystems, Inc.*..................................................           10,000           480,000
Western Digital Corp.*...................................................           20,000           962,500
                                                                                              ---------------
     ....................................................................                      $   5,787,156
                                                                                              ---------------
HEALTH CARE -- 20.5%
Alternative Living Services, Inc.*.......................................           10,000     $     226,250
AmeriSource Health Corp. - Class A*......................................            7,500           375,469
Atria Communities, Inc.*.................................................           20,000           357,500
Bard (C.R.), Inc.........................................................            5,000           172,500
HealthCare COMPARE Corp.*................................................           10,000           557,500
Health Management Associates, Inc. - Class A*............................           10,000           295,625
Manor Care, Inc..........................................................           10,000           308,750
Quorum Health Group, Inc.*...............................................            5,000           170,312
Sybron International Corp.*..............................................           10,000           399,375
                                                                                              ---------------
     ....................................................................                      $   2,863,281
                                                                                              ---------------
ENERGY -- 15.3%
Hagler Bailly, Inc.*.....................................................            5,000     $     108,125
McDermott International, Inc.............................................            7,000           225,750
Nuevo Energy Co.*........................................................            9,000           457,313
Pride International, Inc.*...............................................           15,000           480,000
St. Mary Land & Exploration Co...........................................            5,000           178,750
Seagull Energy Corp.*....................................................            7,500           183,281
Stone Energy Corp.*......................................................            7,500           228,750
Tuboscope, Inc.*.........................................................           10,000           278,750
                                                                                              ---------------
     ....................................................................                      $   2,140,719
                                                                                              ---------------
FINANCIAL SERVICES -- 7.7%
Ace, Ltd.................................................................            6,000     $     498,750
Capital One Financial Corp...............................................           10,000           385,000
Penncorp Financial Group, Inc............................................            6,000           192,375
                                                                                              ---------------
     ....................................................................                      $   1,076,125
                                                                                              ---------------
RETAIL -- 6.2%
Carnival Corp. - Class A.................................................            5,000     $     219,063
Central Newspapers, Inc. - Class A.......................................            4,000           272,250
Friedman's, Inc. - Class A*..............................................            6,000            99,750
OfficeMax, Inc.*.........................................................            5,000            74,062
Walgreen Co..............................................................            7,400           199,338
                                                                                              ---------------
     ....................................................................                      $     864,463
                                                                                              ---------------


AGGRESSIVE GROWTH FUND (continued)
===================================================================================================================================
                                                                                                    Market
COMMON STOCK -- 98.2%                                                             Shares             Value
-----------------------------------------------------------------------------------------------------------------------------------
LEISURE TIME -- 4.9%
Host Marriott Corp.*.....................................................           15,000     $     292,500
Promus Hotel Corp.*......................................................           10,000           388,125
                                                                                              ---------------
     ....................................................................                      $     680,625
                                                                                              ---------------

TRANSPORTATION -- 2.2%
Simon Transportation Services, Inc.*.....................................           14,000     $     313,250
                                                                                              ---------------

TOTAL COMMON STOCK (Cost $9,011,882) ....................................                      $  13,725,619
                                                                                              ---------------

===================================================================================================================================
                                                                                  Face             Market
CASH EQUIVALENTS -- 3.6%                                                          Amount             Value
-----------------------------------------------------------------------------------------------------------------------------------
Forum Daily Assets Treasury Fund ........................................    $     504,560     $     504,560
                                                                             --------------   ---------------
TOTAL CASH EQUIVALENTS (Cost $504,560) ..................................    $     504,560     $     504,560
                                                                             ==============   ---------------

TOTAL INVESTMENTS AT VALUE-- 101.8% .....................................                      $  14,230,179

LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.8)% ..........................                          ( 246,444)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  13,983,735
                                                                                              ===============

* Non-income producing security.

See accompanying notes to financial statements.

INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS
August 31, 1997
===================================================================================================================================
       Par                                                                                         Market
      Value      INVESTMENTS -- 99.1%                                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. TREASURY OBLIGATIONS -- 26.7%
 $    4,000,000  U.S. Treasury Notes, 6.50%, 8/15/05 (Cost $3,996,328)......................   $   4,031,252
---------------                                                                               ---------------

                 U.S. GOVERNMENT AGENCY NOTES -- 6.5%
 $      500,000  Federal Home Loan Bank, 6.62%, 12/6/00.....................................   $     499,416
        265,000  Tennessee Valley Authority, 6.875%, 1/15/02................................         267,463
         50,000  Tennessee Valley Authority, 6.875%, 8/1/02.................................          50,479
        150,000  Federal National Mortgage Assoc., 6.17%, 12/2/03...........................         146,066
         30,000  Tennessee Valley Authority, 8.05%, 7/15/24.................................          30,048
---------------                                                                               ---------------
 $      995,000  TOTAL U.S. GOVERNMENT AGENCY NOTES  (Cost $998,363)........................   $     993,472
---------------                                                                               ---------------

                 MORTGAGE-BACKED SECURITIES -- 7.0%
 $      231,442  Federal Home Loan Mortgage Corp. #1072-G, 7.00%, 5/15/06...................   $     233,916
        800,000  Federal Home Loan Mortgage Corp. #1720-E, 7.50%, 12/15/09..................         817,265
---------------                                                                               ---------------
 $    1,031,442  TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,059,117) ........................   $   1,051,181
---------------                                                                               ---------------

                 ASSET-BACKED SECURITIES -- 0.6%
 $       84,357  Small Business Administration #87-A, 8.45%, 1/1/07 (Cost $87,309)..........   $      87,303
---------------                                                                               ---------------

                 CORPORATE BONDS -- 58.3%
 $      150,000  Consumers Energy Co., 6.875%, 5/1/98.......................................   $     149,994
        278,000  Anheuser-Busch Cos., 8.75%, 12/1/99........................................         291,659
        250,000  British Petroleum America, Inc., 6.50%, 12/15/99...........................         250,241
        169,000  Associates Corp. of North America, 6.00%, 3/15/00..........................         167,546
        175,000  Pacific Gas & Electric Co., 6.625%, 6/1/00.................................         174,442
        172,000  Ford Motor Credit Co., 6.85%, 8/15/00......................................         173,799
        250,000  International Business Machines Credit Corp., 6.20%, 3/19/01...............         246,815
        350,000  Florida Residential Property & Casualty Co., 7.25%, 7/1/02.................         353,481
        160,000  Ford Motor Credit Co., 7.50%, 1/15/03......................................         165,432
        250,000  Greyhound Financial Corp., 7.82%, 1/27/03..................................         259,529
         68,000  U.S. Leasing International, 6.625%, 5/15/03................................          67,389
        200,000  Southern California Edison, 7.375%, 12/15/03...............................         202,616
        200,000  V.F. Corp., 7.60%, 4/1/04..................................................         206,247
        215,000  Chase Manhattan Corp., 8.00%, 5/15/04......................................         220,658
        200,000  Michigan Bell Telephone Co., 6.375%, 2/1/05................................         195,877
         66,000  Kaiser Permanente, 9.55%, 7/15/05..........................................          77,196
        400,000  Anheuser-Busch Cos., 7.00%, 9/1/05.........................................         403,913
        500,000  Union Oil of California Corp., 6.70%, 10/15/07.............................         489,286
         50,000  Berkley (W.R.) Corp., 9.875%, 5/15/08......................................          60,073
        268,000  Super Value Store, 8.875%, 4/1/16..........................................         271,964
         35,000  Union Camp Corp., 8.625%, 4/15/16..........................................          35,919
        214,000  Anheuser-Busch Cos., 8.625%, 12/1/16.......................................         220,420
         56,000  Kraft, Inc., 8.50%, 2/15/17................................................          58,361
        260,000  Dayton Hudson Co., 9.875%, 6/1/17..........................................         274,227
        110,000  GTE Corp., 10.75%, 9/15/17.................................................         116,048


INTERMEDIATE BOND FUND (continued)
===================================================================================================================================
       Par                                                                                        Market
      Value      INVESTMENTS -- 99.1%                                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
                 CORPORATE BONDS -- 58.3%
 $      130,000  General Electric Capital Corp., 6.66%, 5/1/18..............................   $     130,800
        150,000  Deere & Co., 8.95%, 6/15/19................................................         171,365
        439,000  Pennsylvania Power & Light Co., 9.25%, 10/1/19.............................         487,506
        115,000  Rohm & Haas Co., 9.80%, 4/15/20............................................         142,484
        165,000  Questar Pipeline, 9.375%, 6/1/21...........................................         183,691
        120,000  Jersey Central Power & Light Co., 9.20%, 7/1/21............................         133,318
        675,000  Shopko Stores, 9.25%, 3/15/22..............................................         772,308
        300,000  Inco, Ltd., 9.60%, 6/15/22.................................................         333,132
        765,000  Alabama Power Co., 8.30%, 7/1/22...........................................         795,396
        160,000  Florida Power & Light Co., 8.00%, 8/25/22..................................         164,634
         85,000  Southwestern Public Service Co., 8.20%, 12/1/22............................          90,584
        130,000  Union Electric Co., 8.00%, 12/15/22........................................         134,854
         65,000  Wisconsin Electric Power, 7.75%, 1/15/23...................................          66,459
         69,000  Georgia Power Co., 7.95%, 2/1/23...........................................          69,331
---------------                                                                               ---------------
 $    8,414,000  TOTAL CORPORATE BONDS  (Cost $8,743,470)...................................   $   8,808,994
---------------                                                                               ---------------

 $   14,524,799  TOTAL INVESTMENTS AT VALUE (Cost $14,884,587)..............................   $  14,972,202
===============                                                                               ---------------


===================================================================================================================================
      Face                                                                                        Market
     Amount      REPURCHASE AGREEMENTS(1)-- 0.3%                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
 $       54,931  The First Boston Corp., 5.63%, dated 8/29/97, due 9/2/97,
                  repurchase proceeds $54,965...............................................   $      54,931
---------------                                                                               ---------------
 $       54,931  TOTAL REPURCHASE AGREEMENTS ...............................................   $      54,931
===============                                                                               ---------------

                 TOTAL INVESTMENTS AND REPURCHASE
                    AGREEMENTS AT VALUE-- 99.4% ............................................   $  15,027,133

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.6% ..............................          86,744
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $  15,113,877
                                                                                               ===============

(1)      Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
August 31, 1997
===================================================================================================================================
       Par                                                                                        Market
      Value      INVESTMENTS -- 93.0%                                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT & AGENCY ISSUES -- 16.4%
 $   15,000,000  U.S. Treasury Bills, 9/4/97................................................   $ 14,996,250
        500,000  Federal National Mortgage Assoc. Notes, 6.84%, 10/3/97.....................         500,492
---------------                                                                               ---------------
 $   15,500,000  TOTAL U.S. GOVERNMENT & AGENCY ISSUES (Cost $15,496,742)...................   $  15,496,742
---------------                                                                               ---------------

                 CORPORATE NOTES -- 76.6%
 $    1,400,000  General Motors Acceptance Corp., 6.25%, 9/12/97............................   $  1,400,289
        455,000  Dow Capital, 5.75%, 9/15/97................................................        454,932
      2,009,000  Wal-Mart Stores, Inc., 5.50%, 9/15/97......................................      2,008,788
        121,000  Carolina Power & Light Co., 6.375%, 10/1/97................................        121,001
      1,140,000  New York Telephone Co., 4.625%, 10/1/97....................................      1,138,769
        140,000  Ontario Province, 5.70%, 10/1/97...........................................        139,970
        745,000  J.C. Penney & Co., 10.00%, 10/15/97........................................        748,528
         50,000  Interamerican Development Bank, 9.50%, 10/15/97............................         50,205
      1,000,000  Manitoba Province, 6.00%, 10/15/97.........................................      1,000,109
      4,740,000  First USA Bank, 6.125%, 10/30/97...........................................      4,740,098
      2,000,000  African Development Bank, 10.00%, 11/1/97..................................      2,012,910
        790,000  Associates Corp. of North America, 7.75%, 11/1/97..........................        792,255
         80,000  Campbell Soup Co., 9.00%, 11/1/97..........................................         80,393
        500,000  Conagra, Inc., 9.75%, 11/1/97..............................................        503,156
      1,993,000  International Business Machines Corp., 6.375%, 11/1/97.....................      1,994,071
      4,505,000  Public Service Electric & Gas, 7.125%, 11/1/97.............................      4,513,516
        190,000  U.S. Leasing International, 7.00%, 11/1/97.................................        190,347
      1,825,000  American General Finance Corp., 7.70%, 11/15/97............................      1,831,341
        570,000  Associates Corp. of North America, 6.625%, 11/15/97........................        570,666
        484,000  Coca-Cola Enterprises, Inc., 6.50%, 11/15/97...............................        484,419
        100,000  GTE South, Inc., 6.25%, 11/15/97...........................................        100,022
        300,000  Norwest Corp., 7.70%, 11/15/97.............................................        301,069
      1,330,000  Norwest Financial, Inc., 6.50%, 11/15/97...................................      1,331,509
        340,000  Texaco Capital, 9.00%, 11/15/97............................................        342,029
      1,000,000  General Motors Acceptance Corp., 7.85%, 11/17/97...........................      1,004,436
        800,000  BankAmerica Corp., 6.875%, 11/20/97........................................        801,556
        600,000  Beneficial Corp., 6.79%, 11/20/97..........................................        601,392
         30,000  Philip Morris Companies, Inc. Medium Term Notes, 9.35%, 11/21/97...........         30,224
        110,000  Bell Atlantic Financial, 6.625%, 11/30/97..................................        110,137
        895,000  British Petroleum America, Inc., 8.875%, 12/1/97...........................        901,193
        791,000  Dupont Corp., 8.65%, 12/1/97...............................................        796,189
        474,000  Ford Motor Credit Co., 7.125%, 12/1/97.....................................        475,208
        999,000  Ford Motor Credit Co., 8.00%, 12/1/97......................................      1,003,676
      2,721,000  Philip Morris Companies, Inc., 9.25%, 12/1/97..............................      2,742,307
        250,000  New England Telephone Co., 6.25%, 12/15/97.................................        250,236
      5,050,000  Southern California Gas Co., 6.50%, 12/15/97...............................      5,059,008
        240,000  General Electric Capital Corp., 6.44%, 12/16/97............................        240,371
        161,000  British Petroleum America, Inc., 9.50%, 1/1/98.............................        162,699
        504,000  Ford Capital, 9.375%, 1/1/98...............................................        509,138
      1,270,000  Caterpillar, Inc., 7.47%, 1/15/98..........................................      1,277,301
        470,000  Chase Manhattan Corp., 6.625%, 1/15/98.....................................        470,974
        248,000  GTE California, 6.25%, 1/15/98.............................................        248,246
         60,000  General Electric Capital Corp., 8.00%, 1/15/98.............................         60,424
        750,000  NationsBank Corp., 6.625%, 1/15/98.........................................        751,502

MONEY MARKET FUND (continued)
===================================================================================================================================
       Par                                                                                         Market
      Value      INVESTMENTS -- 93.0%                                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
                 CORPORATE NOTES -- 76.6%
 $    1,893,000  Philip Morris Companies, Inc., 6.375%, 1/15/98.............................   $  1,894,523
      1,000,000  Texaco Capital, 8.65%, 1/30/98.............................................      1,010,328
      1,250,000  Associates Corp. of North America, 6.125%, 2/1/98..........................      1,250,260
         50,000  Chubb Capital Corp., 6.00%, 2/1/98.........................................         49,947
        535,000  Southern California Edison Co., 5.875%, 2/1/98.............................        534,477
        110,000  WMX Technologies, Inc., 8.125%, 2/1/98.....................................        110,895
      2,000,000  Ford Motor Credit Co., 9.30%, 2/10/98......................................      2,029,210
        310,000  Beneficial Corp., 9.125%, 2/15/98..........................................        314,186
        455,000  Commercial Credit Co., 8.50%, 2/15/98......................................        460,096
      3,065,000  Lehman Brothers Holdings, Inc., 5.75%, 2/15/98.............................      3,059,862
        776,000  Ford Motor Credit Co., 6.25%, 2/26/98......................................        777,147
        210,000  Dean Witter, Discover & Co., 6.00%, 3/1/98.................................        209,973
         50,000  GTE Corp., 8.85%, 3/1/98...................................................         50,684
        125,000  Gannett Co., 5.25%, 3/1/98.................................................        124,500
        455,000  Wal-Mart Stores, Inc., 5.50%, 3/1/98.......................................        453,982
      4,116,000  Revlon Worldwide Corp. Discount Note, 3/15/98..............................      3,989,520
        400,000  Colonial Gas Co., 6.20%, 3/18/98...........................................        400,211
      1,000,000  General Electric Capital Corp., 7.61%, 3/27/98.............................      1,008,994
        500,000  General Electric Capital Corp., 7.08%, 3/30/98.............................        503,249
        500,000  Ontario Hydro, 5.80%, 3/31/98..............................................        499,214
        735,000  Sears Roebuck & Co., 9.25%, 4/15/98........................................        749,099
        500,000  Chrysler Financial Corp., 7.05%, 4/29/98...................................        503,204
        540,000  General Electric Capital Corp., 8.37%, 5/8/98..............................        548,764
        500,000  Transamerica Financial Corp., 7.17%, 6/29/98...............................        504,420
        300,000  American General Finance Corp., 8.50%, 8/15/98.............................        306,690
      1,000,000  General Motors Acceptance Corp. Medium Term Notes, 6.375%, 9/1/98..........      1,003,571
      4,500,000  Manitoba Province, 9.50%, 9/15/98..........................................      4,658,897
      1,105,000  NationsBank Corp., 5.125%, 9/15/98.........................................      1,095,663
---------------                                                                               ---------------
 $   72,210,000  TOTAL CORPORATE NOTES (Cost $72,448,175)...................................   $  72,448,175
---------------                                                                               ---------------

 $   87,710,000  TOTAL INVESTMENTS AT VALUE (Cost $87,944,917)..............................   $  87,944,917
===============                                                                               ---------------

===================================================================================================================================
      Face                                                                                        Market
     Amount      REPURCHASE AGREEMENTS(1)-- 24.6%                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
 $    6,240,577  The First Boston Corp., 5.63%, dated 8/29/97, due 9/2/97,
                    repurchase proceeds $6,244,481.........................................    $  6,240,577
     17,018,081  Lehman Brothers, Inc., 5.55%, dated 8/27/97, due 9/2/97,
                    repurchase proceeds $17,036,447.........................................     17,018,081
---------------                                                                               ---------------
 $   23,258,658  TOTAL REPURCHASE AGREEMENTS ...............................................   $ 23,258,658
===============                                                                               ---------------

                 TOTAL INVESTMENTS AND REPURCHASE
                    AGREEMENTS AT VALUE-- 117.6% ...........................................   $ 111,203,575

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (17.6)% ...........................     (16,634,506 )
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $  94,569,069
                                                                                              ===============

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

KENTUCKY TAX-FREE FUND
PORTFOLIO OF INVESTMENTS
August 31, 1997
===================================================================================================================================
      PAR                                                                    COUPON   MATURITY      MARKET
     VALUE     FIXED RATE REVENUE BONDS-- 95.7%                               RATE     DATE(1)       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 $    425,000  Kentucky St. Turnpike Auth. EDR, ETM........................  7.000%  05/15/1999  $   445,187
       90,000  Jefferson Co., KY, Capital Projects Corp. Rev., Ser. A......  0.000   08/15/1999       82,462
       70,000  Kentucky St. Property & Buildings Commission Rev.,
                  Project # 32.............................................  6.500   12/01/1999       73,238
      200,000  Owensboro, KY, Electric Light & Power Rev., Ser. A,
                  prerefunded at 102....................................... 10.250   01/01/2000      225,000
       50,000  Louisville & Jefferson Co., KY, Metropolitan Sewer District,
               Sewer & Drain System Rev., Ser. A...........................  6.500   05/15/2000       52,750
      100,000  Kentucky St. Turnpike Auth. EDR, prerefunded at 101.5.......  7.250   05/15/2000      109,000
      225,000  Kentucky Higher Education Student Loan Rev., Ser. B.........  6.400   06/01/2000      235,125
      385,000  Trimble Co., KY, PCR, Ser. A, prerefunded at 102............  7.625   11/01/2000      426,868
      455,000  Kentucky St. Property & Buildings Commission Rev.,
                   Project # 51, ETM.......................................  6.300   08/01/2001      486,281
      100,000  Kentucky St. Property & Buildings Commission Rev., Project # 52,
                   prerefunded at 102......................................  6.500   08/01/2001      109,375
       70,000  Lexington-Fayette Urban County Government, KY,
                   School Building Rev. ...................................  6.800   10/01/2001       76,037
      120,000  Puerto Rico Public Buildings Auth. Guaranteed Rev.,
                   Ser. K, prerefunded at 101.5............................  6.875   07/01/2002      134,850
      100,000  Kentucky St. Pollution Abatement & Water Reserve Finance
                   Auth. Rev., Ser. A, ETM.................................  7.400   08/01/2002      112,875
      490,000  Jefferson Co., KY, Capital Projects Corp. Rev. Ser. A.......  5.650   08/15/2003      519,400
      200,000  Hopkins Co., KY, School District Finance Corp.,
                   School Building Rev. ...................................  5.700   06/01/2006      211,000
      750,000  Jefferson Co., KY, School District Finance Corp.,
                   School Building Rev., Ser. A............................  5.000   02/01/2007      757,500
      615,000  Kentucky St. Turnpike Auth. Resource Recovery Road
                   Rev., ETM...............................................  6.125   07/01/2007      656,513
       50,000  Lexington-Fayette Urban County Airport Corp., KY,
                   First Mtg. Rev. ........................................  7.750   04/01/2008       52,850
      450,000  Ashland, KY, PCR (Ashland Oil, Inc.)........................  7.375   07/01/2009      483,750
      275,000  Kentucky St. Turnpike Auth. Resource Recovery Road
                   Rev., Ser. A............................................  6.000   07/01/2009      276,771
      495,000  Jefferson Co., KY, School District Finance Corp. School
                   Building Rev., Ser. A...................................  4.875   01/01/2011      473,963
      200,000  University of Louisville, KY, Rev., Ser. H..................  5.875   05/01/2012      209,500
      725,000  Boone Co., KY, Public Properties Corp. Sewer System Rev.....  5.150   12/01/2012      709,594
      305,000  Fern Creek, KY, Fire Protection District Rev.,
                    Fire Station # 2.......................................  5.750   01/15/2014      303,856
      235,000  Jefferson Co., KY, PCR (Louisville Gas & Electric Co.,
                    Project A).............................................  7.450   06/15/2015      255,563
      295,000  Ashland, KY, Solid Waste Rev. (Ashland Oil, Inc. Project)...  7.200   10/01/2020      318,600
      270,000  Greater Kentucky Housing Assistance Corp. Mtg. Rev., Ser. A.  6.250   07/01/2022      276,075
--------------                                                                                   ------------
 $  7,745,000  TOTAL FIXED RATE REVENUE BONDS (Amortized Cost $7,981,883)..                      $ 8,073,983
==============                                                                                   ------------
               OTHER ASSETS IN EXCESS OF LIABILITIES-- 4.3% ...............                          363,649
                                                                                                 ------------
               NET ASSETS-- 100.0% ........................................                      $ 8,437,632
                                                                                                 ============


ETM -- Escrowed to Maturity
EDR -- Economic Development Revenue
PCR -- Pollution Control Revenue

(1) Bonds denoted as prerefunded are anticipated to be redeemed prior to their scheduled maturity. The maturity dates shown reflect the stipulated prerefunded dates.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
===============================================================================




LOGO: ARTHUR ANDERSEN LLP







To the Shareholders and Boards of Trustees of the Growth/Value Fund and the Aggressive Growth Fund of Countrywide Strategic Trust, the Intermediate Bond Fund and the Money Market Fund of Countrywide Investment Trust and the Kentucky Tax-Free Fund of Countrywide Tax-Free Trust:

We have audited the accompanying statements of assets and liabilities of the Growth/Value Fund and Aggressive Growth Fund of Countrywide Strategic Trust (a Massachusetts business trust), Intermediate Bond Fund and Money Market Fund of Countrywide Investment Trust (a Massachusetts business trust) and Kentucky Tax-Free Fund of Countrywide Tax-Free Trust (a Massachusetts business trust), including the portfolios of investments, as of August 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements as of August 31, 1996 and financial highlights for the period ended August 31, 1996 were audited by other auditors whose report dated October 18, 1996, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth/Value Fund and the Aggressive Growth Fund of Countrywide Strategic Trust, the Intermediate Bond Fund and the Money Market Fund of Countrywide Investment Trust and the Kentucky Tax-Free Fund of Countrywide Tax-Free Trust as of August 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.



/s/Arthur Andersen LLP

Cincinnati, Ohio,
October 17, 1997